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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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FIRST UNION REAL ESTATE INVESTMENTS
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AT THE COMPANY                          IN CLEVELAND, OHIO
--------------                          ------------------
Thomas T. Kmiecik                       Patrick Gallagher,
Senior Vice President and Treasurer     Edward Howard & Co.
(216) 781-4030                          (216) 781-2400

FOR IMMEDIATE RELEASE


            FIRST UNION ANNOUNCES RESULTS OF VOTING ON PROXY ISSUES
            -------------------------------------------------------


CLEVELAND, OHIO MAY 26, 1998--FIRST UNION REAL ESTATE INVESTMENTS (NYSE:FUR) today announced that certified results indicate that beneficiaries of the Trust have voted in favor of proposals by Gotham Partners, L.P. by a margin of more than three to one. Gotham had proposed to expand the Board of Trustees by six, from nine to 15 seats. Gotham also had submitted nine nominees to fill the six new seats plus the three Class II seats that were up for election. Beneficiaries elected the following Gotham nominees to the Board of Trustees:

    William A. Ackman, principal, Gotham Partners Management Co.,
    LLC, New York, an investment management firm;

    Daniel J. Altobello, chairman of the board, ONEX Food Services, Inc., Bethesda, Maryland;

    David P. Berkowitz, principal, Gotham Partners Management Co.,
    LLC;

    Stephen J. Garchick, president, The Evans Company, McLean,
    Virginia, a commercial real estate development and management firm;

    David S. Klafter, in-house counsel and principal, Gotham Partners Management Co., LLC;

    Daniel Shuchman, principal, Gotham Partners Management Co., LLC;

    Stephen S. Snider, senior partner, Hale and Dorr LLP, Washington, D.C., a law firm;

    Mary Ann Tighe, executive managing director, Insignia/ESG, New York, a commercial real estate firm;

    James A. Williams, president, Williams, Williams, Ruby & Plunkett PC, Birmingham, Michigan, a law firm, and chairman, Michigan
    National Bank and Michigan National Corp.

First Union Real Estate Investments is a real estate investment trust (REIT) headquartered in Cleveland, Ohio, and traded on the New York Stock Exchange.

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